Exhibit 99.3
                                 ------------
             CSC Computational Materials dated December 13, 2004

CWABS 2004-13

Assumptions
-----------
100% PPC
12-mo Recovery Lag.
Trigger Failing.
Run to Maturity.
100% Servicer Advance.
Defaults on Top of Prepayment.


        MV5

                           --------------------------------------------------------------------------------------------------------
45% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC         12.87   9.97    199,784,183.68 (14.93%)           9.68   10.76     159,095,759.15 (11.89%)
              ---------------------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
55% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL           Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC         10.34  10.45    205,149,668.72 (15.33%)           7.83   11.16     162,779,278.37 (12.17%)
              ---------------------------------------------------------------------------------------------------------------------

        MV6

                           --------------------------------------------------------------------------------------------------------
45% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC         11.34  10.62    180,819,044.37 (13.51%)           8.27   11.33     139,509,996.69 (10.43%)
              ---------------------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
55% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC          9.16  11.10    185,685,663.45 (13.88%)           6.73   11.75     142,870,183.32 (10.68%)
              ---------------------------------------------------------------------------------------------------------------------

        MV7

                           --------------------------------------------------------------------------------------------------------
45% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC          9.84  10.93    161,186,060.27 (12.05%)           6.92   11.50     119,756,744.59 (8.95%)
              ---------------------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
55% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC          7.99  11.37    165,526,303.67 (12.37%)           5.64   11.58     122,289,191.01 (9.14%)
              ---------------------------------------------------------------------------------------------------------------------

        BV

                           --------------------------------------------------------------------------------------------------------
45% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC          7.75  11.81    131,956,557.66 (9.86%)            4.44   10.17      80,660,750.53 (6.03%)
              ---------------------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
55% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC          6.34  12.26    135,533,043.31 (10.13%)           3.63   10.22      81,928,072.18 (6.12%)
              ---------------------------------------------------------------------------------------------------------------------

        MF7

                           --------------------------------------------------------------------------------------------------------
45% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC          5.57  18.22     47,027,503.12 (9.46%)            4.59   18.97      39,944,440.95 (8.04%)
              ---------------------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
55% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC          4.56  18.90     48,547,025.29 (9.77%)            3.73   19.38      40,770,477.31 (8.20%)
              ---------------------------------------------------------------------------------------------------------------------

        MF8

                           --------------------------------------------------------------------------------------------------------
45% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC          5.25  18.29     44,761,895.36 (9.01%)            4.07   19.20      36,005,294.04 (7.24%)
              ---------------------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
55% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC          4.29  19.14     46,062,328.53 (9.27%)            3.31   19.63      36,674,202.26 (7.38%)
              ---------------------------------------------------------------------------------------------------------------------

         BF

                           --------------------------------------------------------------------------------------------------------
45% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC          4.83  18.76     41,719,287.98 (8.39%)            3.58   19.54      32,171,551.99 (6.47%)
              ---------------------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
55% Severity                                 Forward LIBOR                                    Forward LIBOR + 150
                           --------------------------------------------------------------------------------------------------------
                               Break CDR    WAL       Collat Cum Loss           Break CDR     WAL          Collat Cum Loss
              ---------------------------------------------------------------------------------------------------------------------
                  100% PPC          3.95  19.34     42,872,112.12 (8.63%)            2.92   19.92      32,768,493.48 (6.59%)
              ---------------------------------------------------------------------------------------------------------------------